                                                                    Exhibit 10.9

                 ASSIGNMENT AND ASSUMPTION AGREEMENT AND CONSENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT AND CONSENT (this "Agreement") is made as of July 11, 1999, by and among EXELIXIS PHARMACEUTICALS, INC. ("Exelixis"), METAXEN, LLC ("MetaXen"), XENOVA GROUP PLC ("Xenova") and BRITANNIA POINTE GRAND LIMITED PARTNERSHIP ("Landlord").

                                    RECITALS

         WHEREAS, pursuant to the Build-to-Suit Lease dated May 27, 1997, as amended by the First Amendment to Lease dated as of April 13, 1998 (collectively the "MetaXen Lease"), MetaXen leased the premises described therein as Building H in Britannia Pointe Grand Business Park, South San Francisco, California containing approximately 50,195 square feet, and the nonexclusive use of the Common Areas of the Britannia Pointe Grand Business Park, from Landlord.

         WHEREAS, MetaXen is in default in its obligation to reimburse Landlord an amount deemed by the parties to equal $750,000 (the "Outstanding Tenant Improvement Amount") for MetaXen' s share of the excess costs incurred by Landlord in constructing tenant improvements in the Premises.

         WHEREAS, pursuant to the Sublease Agreement dated March 1, 1999 (the "Exelixis Sublease"), MetaXen subleased a portion of Building H to Exelixis (the "Exelixis Premises").

         WHEREAS, pursuant to the Sublease Agreement dated May 1, 1998 (the "Cytokinetics Sublease"), MetaXen subleased a portion of Building H to Cytokinetics, Inc. ("Cytokinetics").

         WHEREAS, in connection with the purchase by Exelixis of certain assets of MetaXen pursuant to the Asset Purchase Agreement dated July 11, 1999 (the "Asset Purchase" and the "Asset Purchase Agreement", respectively), and conditioned upon the closing thereof, the parties wish to provide for the repayment of the Outstanding Tenant Improvement Amount to Landlord, the assignment of the MetaXen Lease to Exelixis, followed by the subsequent assignment of the MetaXen Lease to a new tenant, to be selected by Exelixis and approved by Landlord (which approval shall not be unreasonably withheld) and the release of Exelixis.

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to them in the MetaXen Lease.

                                    AGREEMENT

         NOW, THEREFORE, the parties agree as follows:

         1. ASSIGNMENT AND ASSUMPTION OF METAXEN LEASE BY EXELIXIS. Conditioned upon, and effective as of, the closing of the Asset Purchase (the "Effective Date"), MetaXen hereby assigns to Exelixis all of its right, title and interest in the Premises, including, without

                                       1.

limitation, its entire leasehold interest under the MetaXen Lease (subject to the Cytokinetics Sublease) and the $104,500.00 security deposit deposited with MetaXen by Cytokinetics, but excluding the MetaXen security deposit in the amount of $58,045.00, which shall be refunded to MetaXen by Landlord. Exelixis will deposit the sum of $58,045.00 with Landlord to serve as a substitute security deposit under Section 18.1 of the MetaXen Lease as assumed by Exelixis. Conditioned upon, and effective as of, the closing of the Asset Purchase, Exelixis hereby assumes and agrees to perform all of the obligations of the Tenant under the MetaXen Lease which arise subsequent to the Effective Date. Exelixis shall defend, indemnify and hold MetaXen harmless from (i) all claims, damages, liabilities, indebtedness and obligations arising under the MetaXen Lease following the Effective Date, and (ii) any further obligation of MetaXen or Xenova with respect to the Outstanding Tenant Improvement Amount. MetaXen and Xenova shall defend, indemnify and hold Exelixis harmless against all claims, damages, liabilities, indebtedness and obligations arising under the MetaXen Lease prior to the Effective Date.

                  (a) CONSENT TO ASSIGNMENT TO AND ASSUMPTION BY EXELIXIS. Effective as of the closing of the Asset Purchase, Landlord hereby consents to the foregoing assignment and assumption between MetaXen and Exelixis conditioned upon (1) Landlord's receipt of the Outstanding Tenant Improvement Amount as described in Section 2, below, (2) the closing of the Asset Purchase, and (3) Landlord's receipt of the approval of its Lender, Northwestern Mutual Life, no later than 15 days following the Effective Date. Landlord hereby releases each of MetaXen and Xenova from any and all further liabilities of either of them to Landlord in connection with the leased premises, such release to become effective upon the closing of the Asset Purchase, but Exelixis acknowledges that such release shall not affect the liabilities and obligations of Exelixis under the MetaXen Lease as assumed by Exelixis herein, except as expressly set forth herein.

                  (b) SUBSEQUENT ASSIGNMENT BY AND RELEASE OF EXELIXIS. Conditioned upon its receipt of warrants to purchase a satisfactory number of the common shares of a prospective assignee ("Proposed Assignee"), a fully executed assignment and assumption agreement between Exelixis and such Proposed Assignee, in form and substance satisfactory to Landlord, approval by Landlord and its lender, Northwestern Mutual Life, of the Proposed Assignee and its financial statements (such approval not to be unreasonably withheld by Landlord), and evidence that such Proposed Assignee meets any other applicable requirements under Section 13 of the MetaXen Lease, Landlord agrees to consent to the assignment and assumption between Exelixis and the Proposed Assignee and agrees that upon execution and delivery of such assignment and assumption agreement and satisfaction of the other conditions set forth in this sentence, Exelixis shall be fully released from all obligations of Tenant arising under the MetaXen Lease after the effective date of such assignment and assumption agreement. The warrants described in the preceding sentence shall be issued to Landlord or its designees (who may include any of Landlord's partners and any persons or entities directly or indirectly controlling, controlled by or under common control with Landlord or any of its partners), shall provide in the aggregate for the purchase of a satisfactory number of shares of common stock of the Proposed Assignee at an exercise price equal to the price reflected in the most recent issuance of the Proposed Assignee's stock prior to or substantially concurrently with this Agreement, shall be issued within thirty (30) days after the date of the assignment and assumption agreement with the Proposed Assignee, shall be exercisable throughout the period from the date of issuance until five
(5) years after an

                                       2.

initial public offering of the Proposed Assignee's stock and shall contain other reasonable and customary provisions (including but not limited to, a net exercise or "cashless" exercise provision). Landlord agrees, in connection with the receipt of such warrants, to return for cancellation any and all warrants to purchase shares of MetaXen currently held by Landlord.

         2. PAYMENT OF OUTSTANDING TENANT IMPROVEMENT AMOUNT. Conditioned upon the closing of the Asset Purchase, and concurrently therewith, (a) Xenova shall pay to Exelixis in cash the amount of $375,000 (which, subject to compliance with the terms and conditions of this Agreement shall constitute payment in full of MetaXen's and Xenova's obligations with respect to the Outstanding Tenant Improvement Amount, but shall not satisfy obligations of Exelixis with respect to the Outstanding Tenant Improvement Amount, which obligations are set forth herein and shall be satisfied in accordance with the remainder of this Section); (b) Exelixis shall pay to Landlord in cash the amount of $550,000; and (c) Landlord and Exelixis shall execute a second amendment to the MetaXen Lease, in the form attached hereto as Exhibit A, which shall provide for an increase in the Monthly Minimum Rental, in order to amortize the remaining $200,000 of the Outstanding Tenant Improvement Amount over seven years at a rate of thirteen percent per annum. Landlord agrees that its receipt of such amounts and the execution of the second amendment shall constitute payment in full of all amounts due to Landlord under the MetaXen Lease in connection with the construction of tenant improvements.

         3. STATUS OF METAXEN LEASE AND CYTOKINETICS SUBLEASE. Landlord, MetaXen and Xenova each represent and warrant: a) that the copy of the MetaXen Lease and of the amendments to the MetaXen Lease attached hereto as Exhibit B constitute the entire MetaXen Lease; b) that the MetaXen Lease has not previously been amended or modified except as reflected in Exhibit B; and c) that neither Landlord nor MetaXen is in breach of or in default under any provision of the MetaXen Lease, except for MetaXen's failure to reimburse Landlord the Outstanding Tenant Improvement Amount. MetaXen and Xenova hereby represent a) that the copy of the Cytokinetics Sublease attached as Exhibit C constitutes the entire Cytokinetics Sublease, b) that the Cytokinetics Sublease has not been amended or modified except as reflected in Exhibit C, c) that neither MetaXen nor Cytokinetics is in breach of or in default of any provisions under the Cytokinetics Sublease, and d) that Cytokinetics' security deposit in the amount of $104,500 has not been applied to any default by Cytokinetics. Landlord represents that Landlord is the sole owner of the Landlord's interest under the MetaXen Lease, subject to the rights of Landlord's Lender under an assignment of the MetaXen Lease (and other leases at Britannia Pointe Grand Business Park) for security, and has the power and authority to enter into this Agreement and that any consent by any lender or other person required to enter into this Agreement has been obtained (other than the consent of Landlord's Lender to be obtained after the Effective Date as provided in Section l(a) above).

         4. SUCCESSORS. All rights and liabilities under this Agreement extend to and bind the successors and assigns of the parties.

         5. INTEGRATION. This Agreement, together with the MetaXen Lease, sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and the other parties hereto with respect to the Premises, and this Agreement, together with the Asset Purchase Agreement, sets forth all the covenants, promises, agreements, conditions and understandings between such other parties concerning the Premises. No alteration, amendment or addition to

                                       3.

this Agreement will be binding upon any party unless in writing and signed by the party against whom enforcement is sought.

         6. GOVERNING LAW. This Agreement will be construed in accordance with and governed by the laws of the State of California.

         7. ATTORNEYS' FEES. If any party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the prevailing party in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment.

         8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and once at least one counterpart has been executed by each party, shall be deemed fully executed. Each such counterpart shall be deemed an original but all such counterparts shall be deemed one and the same agreement.

         9. BROKERAGE. The parties each hereby represent and warrant to the other parties that they have dealt with no brokers in connection with this Agreement, nor is there any broker or other person entitled to any commission or other compensation as a result of such person's dealings with such party in connection with this Agreement. Each party (the "Indemnifying Party") agrees to indemnify, defend and hold the other parties (each an "Indemnified Party") harmless from and against any and all losses, liabilities, damages, costs and/or expenses incurred by the Indemnified Party as a result of the breach of such representation and warranty by the Indemnifying Party.

         10. NO FURTHER TENANT IMPROVEMENTS. The parties hereby acknowledge and agree that Landlord is under no obligation to construct or finance any improvements to the Premises for any party, including, without limitation, Exelixis or any Proposed Assignee or other person or entity to whom Exelixis may assign the MetaXen Lease or sublet the Premises or any portion thereof.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                    EXELIXIS PHARMACEUTICALS, INC.,
                                    a Delaware corporation

                                    By: /s/ [ILLEGIBLE]
                                       ------------------------------

                                    Its: [ILLEGIBLE]
                                        -----------------------------

                                    And By: /s/ [ILLEGIBLE]
                                           --------------------------

                                    Its: SECRETARY, SENIOR DIR FIN
                                        -----------------------------

                                       4.

                                    METAXEN, LLC, a Delaware limited liability company

                                    By: /s/ [ILLEGIBLE]
                                       ------------------------------

                                    Its: Interim President
                                        -----------------------------

                                    And By: /s/ DANIEL ABRAMS
                                           --------------------------

                                    Its: DANIEL ABRAMS
                                        -----------------------------

                                    XENOVA GROUP PLC, a

                                    By: /s/ Daniel Abrams
                                       ------------------------------

                                    Its: Daniel Abrams
                                         Finance Director
                                        -----------------------------

                                    And By: /s/ [ILLEGIBLE]
                                           --------------------------

                                    Its: CEO
                                        -----------------------------

                                    BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a Delaware limited partnership

                                    By: BRITANNIA POINTE GRAND, LLC, a
                                    California limited liability company,

                                          By:_____________________________
                                          Name: T. J. Bristow
                                          Its: Manager, President and
                                               Chief Financial Officer


                                       5.

                                    METAXEN, LLC, a Delaware limited liability company

                                    By: /s/ [ILLEGIBLE]
                                       ------------------------------

                                    Its: [ILLEGIBLE]
                                        -----------------------------

                                    And By: /s/ [ILLEGIBLE]
                                           --------------------------

                                    Its: DANIEL ABRAM
                                        -----------------------------

                                    XENOVA GROUP PLC, a

                                    ---------------------------------

                                    By: /s/ Daniel Abrams
                                       ------------------------------

                                    Its: Daniel Abrams
                                         Finance Director
                                        -----------------------------

                                    And By: /s/ [ILLEGIBLE]
                                           --------------------------

                                    Its: CEO
                                        -----------------------------

                                    BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a Delaware limited partnership

                                    By: BRITANNIA POINTE GRAND, LLC, a
                                    California limited liability company,

                                          By:_____________________________
                                          Name: T. J. Bristow
                                          Its: Manager, President and
                                               Chief Financial Officer

                                    METAXEN, LLC, a Delaware limited liability company

                                    By:
                                       ------------------------------

                                    Its:
                                        -----------------------------

                                    And By:
                                           --------------------------

                                    Its:
                                        -----------------------------

                                    XENOVA GROUP PLC, a

                                    ---------------------------------

                                    By:
                                       ------------------------------

                                    Its:
                                        -----------------------------

                                    And By:
                                           --------------------------

                                    Its:
                                        -----------------------------

                                    BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a Delaware limited partnership

                                    By: BRITANNIA POINTE GRAND, LLC, A
                                    California limited liability company,

                                          By: /s/ T. J. Bristow
                                             --------------------------
                                          Name: T. J. Bristow
                                          Its: Manager, President and
                                               Chief Financial Officer

                                    EXHIBIT A

                            FORM OF SECOND AMENDMENT

                                       1.

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE ("Second Amendment"), dated (for reference purposes) as of July ___, 1999, is entered into by BRITANNIA POINTE GRAND LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and EXELIXIS PHARMACEUTICALS, INC., a'Delaware corporation ("Tenant"), with reference to the following facts:

         A. Landlord and MetaXen, LLC, a Delaware limited liability company ("MetaXen"), entered into a Build-to-Suit Lease dated May 27, 1997 and a First Amendment to Lease dated as of April 13, 1998 (collectively, as amended, the "Lease"), covering certain premises described therein as all of Building H (the "Premises") in the Britannia Pointe Grand Business Park, South San Francisco, California (the "Center"), consisting of approximately 50,195 square feet, together with the nonexclusive right to use the Common Areas of the Center as they exist from time to time.

         B. By an Assignment and Assumption Agreement and Consent dated as of July___, 1999 among Tenant, MetaXen, Xenova Group plc and Landlord (the "Assignment Agreement"), MetaXen assigned its entire leasehold interest under the Lease to Tenant, with Landlord's consent, upon and subject to the terms and conditions set forth in such Assignment Agreement.

         C. Among the terms and conditions set forth in the Assignment Agreement is a requirement that Landlord and Tenant enter into this Second Amendment, providing for an increase in the monthly minimum rental payable under the Lease for a period of seven (7) years as set forth herein, as part of the consideration to Landlord to discharge certain unpaid obligations of MetaXen under the Lease in connection with excess costs incurred by Landlord in constructing tenant improvements in the Premises.

         D. Terms used herein as defined terms but not specifically defined herein shall have the meanings assigned to such terms in the Lease.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Monthly Minimum Rental. In addition to the monthly minimum rental prescribed in Section 3.1 (a) of the Lease (as amended) and the additional minimum rent prescribed in Paragraph 3 of the First Amendment to Lease described above, Tenant agrees to pay to Landlord as additional minimum rent, for each of the eighty-four (84) months of the term of the Lease beginning with the month of August, 1999 and ending with the month of July, 2006, inclusive, the sum of Three Thousand Six Hundred Thirty-Eight Dollars ($3,63 8.00) per month, representing the equivalent of an amortization of $200,000 of excess tenant improvement costs over seven (7) years with an imputed return factor of thirteen percent (13%) per annum.

                                   EXHIBIT A

         2.       Tenant's Notice Address. The notice address for Tenant under
Section 19.1 of the Lease is changed to the following:

                  Exelixis Pharmaceuticals, Inc.
                  260 Littlefield Avenue
                  South San Francisco, CA 94080
                  Attn: George A. Scangos
                  Facsimile: (650) 825-2202

         3. Union Labor. The fourth sentence of Section 9.1 of the Lease (beginning "In addition, Tenant shall engage only union contractors...") is deleted in its entirety.

         4. Effectiveness. This Second Amendment is being executed substantially concurrently with the Assignment Agreement. The Assignment Agreement contains certain conditions subsequent which must be satisfied before the Assignment Agreement will become effective. The effectiveness of this Second Amendment is expressly conditioned upon the Assignment Agreement becoming effective in accordance with its terms, in which event this Second Amendment shall be deemed to become effective immediately after the Assignment Agreement becomes effective. Landlord and Tenant shall execute a written acknowledgment of the effectiveness of this Second Amendment promptly following the date on which the Assignment Agreement becomes effective, but such written acknowledgment is intended solely for evidentiary purposes and the failure or refusal of either or both parties to execute such a written acknowledgment shall not impair the effectiveness of this Second Amendment when it has otherwise become effective in accordance with its terms. If the Assignment Agreement has not become effective by August 31, 1999, this Second Amendment shall be deemed to be rescinded and to be of no further force or effect.

         5. Full Force and Effect. Except as expressly set forth herein, the Lease has not been modified or amended and remains in full force and effect.

                     [rest of page intentionally left blank]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the date first set forth above.

              "Landlord"                                   "Tenant"

BRITANNIA POINTE GRAND LIMITED                 EXELIXIS PHARMACEUTICALS, INC., a
PARTNERSHIP, a Delaware limited                Delaware corporation
partnership

By: BRITANNIA POINTE GRAND,                    By:  ________________________
    LLC, a California limited liability             George A. Scangos
    company, General Partner                        President & CEO

    By:  ______________________                By:  ________________________
         T. J. Bristow                         Its: ________________________
         Manager

                                     - 3 -